UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 10, 2013

Date of Report (Date of earliest event reported)

1st Financial Services Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

On December 10, 2013, 1st Financial Services Corporation (“1st Financial”) held a special meeting of its shareholders in connection with the previously announced merger of 1st Financial and its subsidiary, Mountain 1st Bank & Trust Company (“Mountain 1st”), with and into First-Citizens Bank & Trust Company (“First Citizens Bank”) pursuant to the Agreement and Plan of Merger, as Amended and Restated (the “Merger Agreement”), dated as of October 15, 2013, by and among 1st Financial, Mountain 1st and First Citizens Bank.

Of the 5,159,142 shares of common stock outstanding as of the record date for the meeting, 3,623,231 shares were present at the meeting in person or by proxy.  The results of the meeting are as follows:

Proposal 1 – Approval of the Merger Agreement, and the transactions contemplated thereby, including the Merger.

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,813,068	776,786	21,196	12,187

The vote required to approve this proposal was the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the special meeting. Accordingly, this proposal was approved.

Proposal 2 – Approval, on an advisory (non-binding) basis, of the compensation that may be paid or become payable to 1st Financial’s named executive officers in connection with the Merger, including agreements and understandings pursuant to which such compensation may be paid or become payable.

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,184,132	1,145,310	281,602	12,187

The vote required to approve this proposal was the affirmative vote of a majority of the outstanding shares of common stock actually voted on this proposal at the special meeting.  Accordingly, this proposal was approved.

Proposal 3 – To approve a motion to adjourn the special meeting to a later date, if necessary or appropriate, including in order to solicit additional proxies in favor of the approval of the Merger Agreement if there are insufficient votes at the time of such adjournment to approve the Merger Agreement.

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,782,548	755,893	84,790	-0-

The vote required to approve this proposal was the affirmative vote of a majority of the outstanding shares of common stock actually voted on this proposal at the special meeting.  Accordingly, this proposal was approved.

1st Financial did not propose the adjournment of the special meeting as there were sufficient votes to approve the Merger Agreement.

Item 8.01 Other Events.

On December 10, 2013, 1st Financial and First Citizens Bank issued a joint press release announcing an anticipated closing date for the Merger and the results of 1st Financial’s special meeting of shareholders. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Joint Press Release issued by 1st Financial and First Citizens Bank on December 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Dated: December 10, 2013	By:	/s/ Michael G. Mayer
Michael G. Mayer,
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Joint Press Release issued by 1st Financial and First Citizens Bank on December 10, 2013.